UNITED STATES
                                         SECURITIES AND EXCHANGE COMMISION
                                             Washington, D.C. 20549

                                           _________________________
                                                    FORM 8-K
                                                 CURRENT REPORT


                                    Pursuant to Section 13 or 15(d) of the
                                        Securities Exchange Act of 1934

                               Date of Report (Date of earliest event reported)
                                               September 12, 2005

                                                  ENXNET, INC.
                         (Exact name of registrant as specified in its charter)

           Oklahoma                      000-30675           74-3023864
(State or other jurisdiction)      (Commission File No.) (IRS Employer ID)
   (of incorporation0

                                       11333 E. Pine St., Suite 75
                                          Tulsa, Oklahoma 74119
                          (Address of principal executive offices and Zip Code)

                                             (918) 592-0015
                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425
    under the Securities Act (17 CFR 230.425)
( ) Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12
( ) Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 12, 2005, Enxnet, Inc ("Registrant") received written communication from Sprouse & Anderson, LLP ("Sprouse & Anderson") stating that the Audit Retention Committee of Sprouse & Anderson had elected to decline to stand for re-election for the audit of the Registrant for the year ended March 31, 2006.

Sprouse & Anderson's last reported on Registrant's financial statements as of June 9, 2005. The report, which covered the two fiscal years ended March 31, 2005, and 2004, was an unqualified report modified for going concern. While Sprouse & Anderson expressed concern as to the Registrant's ability to remain a going concern, neither the report nor the financial statements for the periods contained any other adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles.

The auditors' report of Sprouse & Anderson on the financials statements of EnXnet, Inc. as of and for the years ended March 31, 2005 and 2004 contained the following paragraph:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a working capital deficit and has incurred losses since inception. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During Enxnet's past two fiscal years ending March 31, 2005 and 2004 and the subsequent interim period preceding the date of Sprouse & Anderson's notice of it's decline to stand for re-election, the Registrant did not have any disagreements with Sprouse & Anderson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sprouse & Anderson, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. In addition, there have been no reportable events as defined in item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years.

Enxnet has not yet identified an independent accounting firm to succeed Sprouse & Anderson. Enxnet shall file a separate Current Report on Form 8-K to announce the appointment of its independent auditor for the year ending March 31, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.01  Letter from Sprouse and Anderson dated September 12, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 22th day of September, 2005.

ENXNET INC.
By: /s/ Ryan Corley
Ryan Corley, President, Principal Executive Officer
and a member of the Board of Directors